Templeton Income Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Income Fund seeks current income with capital appreciation and growth of income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The Fund also invests in preferred stock, common stocks which pay dividends, and income-producing securities convertible into common stock of such companies.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the ninth annual report of the Templeton Income Fund, which covers the fiscal year ended August 31, 1995.

As the 12 months under review progressed, it became increasingly evident that global economic growth was slowing significantly. After increasing at an annualized rate of 5.1% in the fourth quarter of 1994, U.S. Gross Domestic Product (GDP) fell to just 2.7% in the first quarter of 1995 and further to 1.1% in the second quarter.* Concerned that the economy was slowing more than expected, the Federal Reserve Board lowered short-term interest rates in July.

In Japan, economic growth was essentially flat, as GDP increased at an annualized rate of only 0.3% for the first quarter of 1995, due to the strong yen and sluggish consumer spending.** The government implemented a plan to stimulate consumer spending, but Japan's strong currency and weak banking system appear to have prevent


*  Source:  U.S. Commerce Dept.
** Source: Japanese Ministry of International Trade and Industry ed a resurgence of business activity. We believe that government financing is likely to increase in an effort to fund this new economic plan, thus keeping some upward pressure on Japanese interest rates.

During the reporting period, the German economy was adversely affected by the strong Deutschemark and lower profit margins on foreign trade. At the same time, the strong currency alleviated pressure on wholesale prices, which helped keep inflation relatively low. In response, the Bundesbank eased its monetary policy early in 1995 and again in August.

Within this environment, global bond yields generally rose in the first two months of the fiscal year, but then declined until the end of June. However, a surprising reversal took place when 30-year U.S. Treasury bond yields actually rose following the U.S. Federal Reserve's easing of monetary policy in early July. This stemmed from U.S. economic reports showing some recovery from weak second-quarter growth, which led many investors to believe that the lull in business activity would be shorter than previously expected. Other bond markets followed the U.S. trend, with prices declining at the beginning of

--------------------------------------------------------------------------------

Templeton Income Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                  Europe                               33.3%
                  Latin America                         3.0%
                  Asia                                  4.1%
                  Canada                               11.2%
                  Australia & New Zealand              13.4%
                  United States                        32.6%
                  Other Net Assets                      2.4%

the fiscal year, then rising for about seven months, before declining again in July and early August.

Over the course of the fiscal year, we increased our U.S. exposure, from 12.2% of total net assets on August 31, 1994, to 32.6% on August 31, 1995, because we believed the U.S. economy was approaching the later stages of its business cycle and could benefit from possible interest-rate declines. We reduced our European exposure from 38.7% to 33.3% of total net assets, in the belief that economic strength there, particularly in Germany, was likely to result in tighter monetary policies and higher interest rates. At the same time, we reduced our Australian and New Zealand positions, from 21.3% to 13.4%, because of stronger economic growth and the possibility of higher interest rates in these markets. Our current 11.2% position in Canada is slightly up from last year's 9.7% asset allocation. However, about half of the position has been hedged into U.S. dollars in light of Canadian federal budget concerns and to help offset some of the volatility associated with the provincial elections in Quebec, which are focused on a destabilizing secessionist movement. In addition, we lengthened the average maturity of the Fund's portfolio from 7.3 years on August 31, 1994 to 7.8 years on August 31, 1995.

Credit quality remains an important factor in selecting our investments. The Fund's portfolio consists primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judge to be of equal quality. At the end of the fiscal year, about 75% of the securities in the Fund's portfolio were rated AA or higher, 19% were rated A or BBB, and 4% were rated below investment grade. The lower-rated bonds represented obligations of Argentina,


--------------------------------------------------------------------------------

Templeton Income Fund

Portfolio Breakdown on 8/31/95
Based on Total Net Assets

--------------------------------------------------------------------------------
Government Bonds                                                           80.4%
--------------------------------------------------------------------------------
Corporate Bonds                                                             7.5%
--------------------------------------------------------------------------------
Common Stocks                                                               4.9%
--------------------------------------------------------------------------------
Preferred Stocks                                                            1.2%
--------------------------------------------------------------------------------
Short-Term Obligations &
Other Net Assets                                                            6.0%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 9 of this report.


Venezuela, Columbia and Hungary. Approximately 2% of the Fund's portfolio was held in other net assets.

Looking forward, we believe that the moderate growth and relatively stable inflation experienced by the U.S. in 1995 may persist into 1996, which should be a positive influence on interest rates. Monthly indicators of U.S. inflation continue to show that price pressures are well-contained. In our opinion, the Federal Reserve may therefore have reason to lower short-term interest rates again, which could also reverse the latest upward move in longer-term rates. Consumer prices are increasing moderately in other industrialized countries, but compared with past business cycles, this upward movement remains subdued. As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors. Developing markets involve heightened risks related to these same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These risks are discussed in your Fund's prospectus.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Trustees have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd., to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Income Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Income Fund

Performance Summary

Templeton Income Fund Class I shares provided a total return of 10.43% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum 4.25% initial sales charge for Class I shares. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on the following page, the Fund's Class I shares have delivered a cumulative total return of more than 99% since the Fund's inception on September 18, 1986.

As measured by net asset value, the Fund's Class I share price increased from $9.05 on August 31, 1994 to $9.32 on August 31, 1995, while the Fund's Class II share price increased from $9.05 on May 1, 1995 (the inception date for these shares) to $9.31 on August 31, 1995.

During the one-year reporting period, Class I shareholders received income dividends totaling 54 cents ($0.54) per share. During the four-month reporting period for Class II shares, shareholders received dividends of 15 cents ($0.15) per share. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund.

During the fiscal year, the Fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the Fund's regular investment income available for distribution to shareholders. Therefore, 9 cents ($0.09) per share of the total distributions for Class I shares and 4 cents ($0.04) per share for Class II shares were characterized as returns of capital.

In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the Fund, and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

--------------------------------------------------------------------------------
Templeton Income Fund - Class I
Total Return Index Comparison
$10,000 Investment (9/18/86 - 8/31/95)


[Graph appears here showing comparison between Templeton Income Fund, Salomon Brothers World Gov't Bond Index and the CPI]

                                                              9/86      8/95
Templeton Income Fund/1/                                    $10,000    19,064
Salomon Brothers World Gov't Bond Index/2/                  $10,000    23,584
CPI/3/                                                      $10,000    13,897

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.
2. Index is unmanaged and includes reinvested dividends.
3. Source: U.S. Bureau of Labor Statistics
--------------------------------------------------------------------------------

The graph above shows how a $10,000 investment in the Fund's Class I shares since the Fund's inception has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Class I share performance since the Fund's inception with the performance of the unmanaged Salomon Brothers World Government Bond Index. Class II shares are not represented as they have not been available for a sufficient period of time. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash


--------------------------------------------------------------------------------

Templeton Income Fund
Periods ended August 31, 1995

                                                         Since          Since
                                                       Inception      Inception
                           One-Year       Five-Year    (09/18/86)     (05/01/95)
Average Annual
Total Return/1/
Class I Shares              5.74%           6.61%        7.48%            --

Aggregate Total
Return/2/
Class II Shares               --              --           --           2.97%

Cumulative
Total Return/3/
Class I Shares             10.43%          43.83%       99.03%           --

Class II Shares               --              --           --          5.03%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the current maximum 4.25% initial sales charge for Class I shares. See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher sales charge. Thus, actual total returns for purchasers of shares during that period would have been lower than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made, so your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------


at any given time) and includes no sales charges or management expenses. One cannot invest directly in an index.

Templeton Income Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                CLASS I
                              ------------------------------------------------
                                          YEAR ENDED AUGUST 31
                              ------------------------------------------------
                                1995     1994+      1993      1992      1991
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year                      $   9.05  $   9.96  $  10.55  $   9.81  $   9.95
                              --------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income             .73       .72       .82       .83       .91
 Net realized and unrealized
  gain (loss)                      .17      (.91)     (.35)      .75      (.11)
                              --------  --------  --------  --------  --------
Total from investment
 operations                        .90      (.19)      .47      1.58       .80
                              --------  --------  --------  --------  --------
Distributions:
 Dividends from net
  investment income               (.54)     (.53)     (.76)     (.84)     (.91)
 Distributions from net
  realized gains                    --      (.07)     (.30)       --      (.03)
 Tax basis return of capital      (.09)     (.12)       --        --        --
                              --------  --------  --------  --------  --------
Total distributions               (.63)     (.72)    (1.06)     (.84)     (.94)
                              --------  --------  --------  --------  --------
Change in net asset value          .27      (.91)     (.59)      .74      (.14)
                              --------  --------  --------  --------  --------
Net asset value, end of year  $   9.32  $   9.05  $   9.96  $  10.55  $   9.81
                              ========  ========  ========  ========  ========
TOTAL RETURN*                   10.43%   (2.01)%     5.00%    16.75%     8.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                        $191,301  $205,482  $206,667  $179,799  $127,888
Ratio of expenses to average
 net assets                      1.18%     1.18%     1.01%      .98%     1.05%
Ratio of net investment
 income to average net
 assets                          7.99%     7.50%     8.45%     8.14%     9.23%
Portfolio turnover rate        101.12%   139.23%   266.93%   233.93%   408.39%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.
+BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Income Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE(For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $ 9.05
                                                          ------
Income from investment operations:
 Net investment income                                       .21
 Net realized and unrealized gain                            .24
                                                          ------
Total from investment operations                             .45
                                                          ------
Distributions:
 Dividends from net investment income                       (.15)
 Tax basis return of capital                                (.04)
                                                          ------
Total distributions                                         (.19)
                                                          ------
Change in net asset value                                    .26
                                                          ------
Net asset value, end of period                            $ 9.31
                                                          ======
TOTAL RETURN*                                              5.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $2,043
Ratio of expenses to average net assets                    1.57%**
Ratio of net investment income to average net assets       7.47%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Income Fund
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY* COUNTRY ISSUE                                        VALUE
-------------------------------------------------------------------------------
 BONDS--CORPORATE: 7.5%
-------------------------------------------------------------------------------
      2,000,000          Banco de Galicia y Buenos Aires SA,
                  U.S.    9.00%,                                   $  1,510,000
      4,000,000          Compania Sud Americana de Vapores SA,
                  U.S.    7.375%, 12/08/03                            3,840,000
      3,000,000          Henderson Capital International Ltd.,
                  U.S.    4.25%, 10/27/96                             3,030,000
      2,200,000   U.S.   News America Holdings, 8.625%, 02/07/14      1,355,750
      2,250,000          PIV Investment Finance (Cayman) Ltd.,
                  U.S.    4.50%, conv., 12/01/00                      1,839,375
      1,000,000   U.S.   Pohang Iron & Steel, 6.625%, 7/01/03           973,720
      2,000,000   U.S.   Quantas Airways Ltd., 7.50%, 6/30/03         2,013,060
                                                                   ------------
 TOTAL BONDS--CORPORATE (cost $15,094,604)                           14,561,905
-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 80.4%
-------------------------------------------------------------------------------
      4,900,000   Ger.   Deutsche Bundespost, 7.75%, 10/01/04         3,512,112
      1,973,000   Ind.   Essar Gujarat Ltd., 9.40%, FRN, 7/15/99      1,963,135
      1,900,000   Aus.   Eurofima, 9.875%, 1/17/07                    1,456,694
     12,350,000          Federal Republic Germany, Unity, 8.75%,
                  Ger.    8/20/01                                     9,434,962
      4,220,000          Federal Republic Germany, Bundes,
                  Ger.    8.00%, 1/21/02                              3,110,094
      3,920,000          Federal Republic Germany, Bundesobl,
                  Ger.    5.375%, 1/21/02                             2,674,572
      8,100,000          Federal Republic Germany,
                  Ger.    Bundeschatweis, 6.875%, 12/2/02             5,756,076
                         Government of Canada:
      6,350,000   Can.    8.50%, 4/01/02                              4,910,225
      4,000,000   Can.    8.00%, 6/01/23                              2,862,186
                         Government of Denmark:
     10,238,000   Dem.    9.00%, 11/15/98                             1,909,476
     20,769,000   Dem.    8.00%, 5/15/03                              3,673,064
                         Government of France:
     22,334,000   Fra.    8.50%, 3/28/00                              4,760,151
     21,052,000   Fra.    9.50%, 1/25/01                              4,678,315
                         Government of Italy:
  7,000,000,000   Itl.    12.00%, 10/01/95                            4,276,144
  3,265,000,000   Itl.    12.00%, 1/01/97                             2,032,895
  4,000,000,000   Itl.    12.00%, 1/20/98                             2,507,270
  3,005,000,000   Itl.    11.6%, 8/01/99                              1,859,730
                         Government of New Zealand:
      3,035,000   N.Z.    6.50%, 2/15/00                              1,856,635
      2,770,000   N.Z.    8.00%, 4/15/04                              1,808,852
                         Government of Spain:
    300,000,000    Sp.    11.90%, 7/15/96                             2,424,290
    400,000,000    Sp.    11.60%,1/15/97                              3,247,648
                         International Bank Reconstruction &
                          Development
      5,375,000   Ger.    7.125%, 4/12/05                             3,713,986
     21,472,000   Dem.   Kingdom of Denmark, 8.00%, 11/15/01          3,857,704
      1,000,000          National Bank of Hungary, 7.95%,
                  Hun.    11/01/03                                      887,500

Templeton Income Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY* COUNTRY ISSUE                                        VALUE
-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
-------------------------------------------------------------------------------
                         New South Wales Treasury Corp.
     11,600,000    Aus.   12.00%, 12/01/01                         $ 10,054,301
      2,600,000    Aus.   7.00%, 4/01/04                              1,711,051
                         Province of British Colombia:
      3,000,000    Can.   7.75%, 6/16/03                              2,181,717
      5,000,000    Can.   8.50%, 8/23/13                              3,719,419
      3,150,000    Can.  Province of Nova Scotia, 8.75%, 4/01/22      3,510,549
      3,000,000    Can.  Province of Ontario, 8.00%, 3/11/03          2,211,879
      3,000,000    Can.  Province of Quebec, 9.25%, 4/01/02           2,334,761
      2,000,000    Idn.  PT Astra International, 9.75%, 4/29/01       2,065,000
      3,900,000          Queensland Treasury Corp., 8.00%,
                   Aus.   5/14/03                                     2,766,769
      8,710,000          Treasury Corp. of Victoria, 8.25%,
                   Aus.   10/15/03                                    6,267,303
      3,000,000    Arg.  Republic of Argentina, 8.375%, 12/20/03      2,250,000
      2,500,000    Col.  Republic of Colombia, 7.25%, 2/23/04         2,287,500
                         Thailand Military Bank:
     25,000,000   Thai.   7.50%, 10/02/95                               994,613
     40,000,000   Thai.   11.125%, 6/03/96                            1,596,169
     13,000,000   Thai.   11.00%, 6/05/96                               518,288
                         U.S. Treasury Bonds:
      2,277,000    U.S.   6.25%, 8/15/23                              2,131,841
      7,689,000    U.S.   7.625%, 2/15/25                             8,567,238
                         U.S. Treasury Notes:
      5,650,000    U.S.   8.75%, 8/15/00                              6,284,721
      7,000,000    U.S.   6.50%, 5/15/05                              7,088,620
      2,450,000    U.S.   7.25%, 5/15/04                              2,598,152
      2,880,000    U.S.   11.625%, 11/15/04                           3,923,107
      2,500,000          Venezuela Front Load Interest Reduction
                   Vez.   Bond, 6.00%, 3/31/07                        1,262,500
                                                                   ------------
 TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost
 $163,346,237)                                                      155,499,214
-------------------------------------------------------------------------------
    NUMBER OF
    SHARES**
-------------------------------------------------------------------------------
 COMMON STOCKS: 4.9%
-------------------------------------------------------------------------------
        999,667    U.S.  +Acadia Partners LP                            968,477
         96,000    U.S.  American Health Properties Inc.              2,088,000
        108,000    U.S.  Long Island Lighting Co.                     1,836,000
         68,000    U.S.  Meditrust Inc.                               2,235,500
            333    U.S.  +Penobscot Partners LP                           1,431
         70,000    U.S.  Texas Utilities Electric Co.                 2,432,500
                                                                   ------------
 TOTAL COMMON STOCKS (cost $10,338,825)                               9,561,908
-------------------------------------------------------------------------------

Templeton Income Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

    NUMBER OF
    SHARES**     COUNTRY ISSUE                                        VALUE
-------------------------------------------------------------------------------
 PREFERRED STOCKS: 1.2%
-------------------------------------------------------------------------------
          9,600          American Health Properties Psychiatric
                   U.S.   Group., pfd.                             $    156,000
         91,700    U.S.  Santander Finance Ltd., pfd.                 2,154,950
                                                                   ------------
 TOTAL PREFERRED STOCKS (cost $2,233,139)                             2,310,950
-------------------------------------------------------------------------------
  PRINCIPAL IN
 LOCAL CURRENCY*
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 3.6%
-------------------------------------------------------------------------------
     20,000,000   Thai.  Bangkok Bank, 11.50%, 5/16/96                  800,484
      2,320,000          Federal Home Loan Mortgage Corp, 5.64%,
                   U.S.   9/25/95                                     2,311,207
        390,000          Federal National Mortgage Association,
                   U.S.   5.69%, 9/14/95                                389,204
      3,390,000    U.S.  U.S. Treasury Bills, 5.33% to 5.43%
                          with
                          maturities to 11/02/95                      3,369,666
                                                                   ------------
 TOTAL SHORT TERM OBLIGATIONS (cost $6,878,810)                       6,870,561
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 97.6% (cost $197,891,615)                       188,804,538
 UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS: 0.1%                     35,148
 OTHER ASSETS, LESS LIABILITIES: 2.3%                                 4,504,051
                                                                   ------------
 TOTAL NET ASSETS: 100.0%                                          $193,343,737
                                                                   ============

*CURRENCY OF COUNTRIES INDICATED.
**COUNTRY OF ORIGIN INDICATED.
+NON-INCOME PRODUCING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Income Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $197,891,615)                                           $188,804,538
 Cash                                                           29,208
 Receivables:
  Investment securities sold                                   434,311
  Fund shares sold                                             562,755
  Interest and dividends                                     4,521,547
 Unrealized gains on forward exchange contracts (Note 5)       492,142
                                                          ------------
   Total assets                                            194,844,501
                                                          ------------
Liabilities:
 Payables:
  Investment securities purchased                              389,137
  Fund shares redeemed                                         309,916
  Unrealized loss on forward exchange contracts (Note 5)       456,994
  Accrued expenses                                             344,717
                                                          ------------
   Total liabilities                                         1,500,764
                                                          ------------
Net assets, at value                                      $193,343,737
                                                          ============
Net assets consist of:
 Net unrealized depreciation                              $ (9,097,385)
 Accumulated net realized loss                              (5,288,377)
 Net capital paid in on shares of beneficial interest      207,729,499
                                                          ------------
Net assets, at value                                      $193,343,737
                                                          ============
Class I
 Net asset value per share ($191,300,978 / 20,536,570)    $       9.32
                                                          ============
 Maximum offering price ($9.32 / 95.75%)                  $       9.73
                                                          ============
Class II
 Net asset value per share ($2,042,759 / 219,355)         $       9.31
                                                          ============
 Maximum offering price ($9.31 / 99.00%)                  $       9.40
                                                          ============

                   SEE NOTES TO FINANCIAL STATEMENTS.
STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment Income
 (net of $205,844 foreign
 taxes withheld):
 Interest                                             $17,171,047
 Dividends                                                988,506
                                                      -----------
  Total income                                                     $18,159,553
Expenses:
 Management fees (Note 3)                                 989,493
 Administrative fees (Note 3)                             282,007
 Distribution fees (Note 3)
  Class I shares                                          455,669
  Class II shares                                           1,893
 Transfer agent fees (Note 3)                             265,600
 Custodian fees                                            77,500
 Reports to shareholders                                  160,500
 Audit fees                                                34,500
 Legal fees (Note 3)                                       12,200
 Registration and filing fees                              43,200
 Trustees' fees and expenses                               14,000
 Other                                                      7,267
                                                      -----------
  Total expenses                                                     2,343,829
                                                                   -----------
   Net investment income                                            15,815,724
Realized and unrealized gain (loss):
 Net realized loss on:
  Investments                                          (1,493,686)
  Foreign currency transactions including currency
   options                                             (4,795,078)
                                                      -----------
                                                       (6,288,764)
                                                      -----------
Net unrealized appreciation (depreciation) on:
 Investments                                           10,493,797
 Foreign currency
  translations of other
  assets and liabilities                                 (594,737)
                                                      -----------
                                                        9,899,060
                                                      -----------
   Net realized and unrealized gain                                  3,610,296
                                                                   -----------
Net increase in net assets resulting from operations               $19,426,020
                                                                   ===========

Templeton Income Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $ 15,815,724  $ 15,674,014
  Net realized loss on investment and foreign
   currency transactions                              (6,288,764)   (9,687,143)
  Net unrealized appreciation (depreciation)           9,899,060   (10,250,363)
                                                    ------------  ------------
   Net increase (decrease) in net assets resulting
    from operations                                   19,426,020    (4,263,492)
Distributions to shareholders:
 From net investment income
  Class I                                            (11,763,904)  (11,711,485)
  Class II                                               (15,280)          --
 From net realized gain
  Class I                                                    --     (1,432,822)
 Tax basis return of capital
  Class I                                             (1,970,755)   (2,602,410)
  Class II                                                (4,562)          --
Fund share transactions (Note 2)                     (17,810,276)   18,825,809
                                                    ------------  ------------
   Net decrease in net assets                        (12,138,757)   (1,184,400)
Net assets:
 Beginning of year                                   205,482,494   206,666,894
                                                    ------------  ------------
 End of year                                        $193,343,737  $205,482,494
                                                    ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Income Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Income Fund (the Fund) is a separate series of Templeton Income Trust (the Trust), a Massachusetts Business Trust, which is an open-end, non-diversi-fied management investment company, registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities, including options, listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as deter-mined by management and approved in good faith by the Board of Trustees.

b. Foreign Exchange Contracts:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is in-cluded in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Premiums paid for options purchased are re-corded as an investment and subsequently marked on a daily basis. Premiums re-ceived for options written are recorded as a liability and subsequently marked to market daily to reflect the current value of the option written. If the written option expires unexercised, the premium received is treated as a real-ized gain. If the written option is exercised, the premium is added to the sales proceeds of the currency delivered.

c. Indexed Securities:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

d. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Templeton Income Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

e. Futures Contracts:

The Fund may enter into futures contracts and options written on futures con-tracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the con-tract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on ex-changes are maintained by the Fund's custodian in segregated accounts. Varia-tion margin payments are made or received on futures on a weekly basis as ap-preciation or depreciation in the contracts occurs.

f. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

g. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective May 1, 1995, the Fund offered two classes of shares: Class I and Class II. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. All Fund shares out-standing before May 1, 1995 were designated as Class I shares. At August 31, 1995, there were an unlimited number of shares of beneficial interest autho-rized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                  CLASS I
                              --------------------------------------------------
                                    YEAR ENDED                YEAR ENDED
                                  AUGUST 31, 1995           AUGUST 31, 1994
                              ------------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------  ------------  ----------  ------------
     Shares sold               3,800,472  $ 34,199,533   8,882,250  $ 85,550,991
     Shares issued on
      reinvestment of
      distributions            1,045,727     9,400,075   1,129,745    10,728,845
     Shares redeemed          (7,025,706)  (63,454,336) (8,055,682)  (77,454,027)
                              ----------  ------------  ----------  ------------
     Net increase (decrease)  (2,179,507) $(19,854,728)  1,956,313  $ 18,825,809
                              ==========  ============  ==========  ============
                                     CLASS II
                              ------------------------
                                  FOR THE PERIOD
                                    MAY 1, 1995
                                      THROUGH
                                  AUGUST 31, 1995
                              ------------------------
                                SHARES       AMOUNT
                              ----------  ------------
     Shares sold                 243,599  $  2,270,114
     Shares issued on
      reinvestment of
      distributions                1,611        14,937
     Shares redeemed             (25,855)     (240,599)
                              ----------  ------------
     Net increase                219,355  $  2,044,452
                              ==========  ============

Templeton Income Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Dis-tributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively. The Fund pays monthly an investment manage-ment fee to TICI equal, on annual basis, to 0.50% of the average daily net as-sets of the Fund up to $200 million, reduced to 0.45% of such average daily net assets in excess of $200 million and further reduced to 0.40% of such average net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTIS received fees of $265,600.

Under the distribution plans for Class I and II shares, the Fund reimburses FTD monthly, for FTD's costs and expenses in connection with any activity which is primarily intended to result in sales of Fund shares, subject to a maximum of 0.25% and 0.65% per annum of the average daily net assets of Class I and Class II shares, respectively . Under the Class I distribution plan, costs and ex-penses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, there were no unreimbursed expenses. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent de-ferred sales charges of $1,313 were paid during the year ended August 31, 1995.

An officer of the Trust is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $12,200 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $177,617,164 and $184,559,559, respec-tively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $  1,355,994
     Unrealized depreciation       (10,443,071)
                                  ------------
     Net unrealized depreciation  $ (9,087,077)
                                  ============

Templeton Income Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

5. FINANCIAL INSTRUMENTS

During the year ended August 31, 1995, the Fund has been a party to financial instruments with off-balance sheet risks, primarily forward exchange contracts, future contracts, and written currency options, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been mini-mized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in cur-rency values and interest rates and contract positions that are not exact off-sets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1995, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the dif-ference between the forward exchange rates at the reporting date and the for-ward exchange rates at the date of entry into the contract:

    Contracts to sell:
       5,600,000 Canadian dollars for 4,110,092 U.S. dollars,
        September 11, 1995                                        $ (59,896)
       12,800,000 Canadian dollars for 9,414,534 U.S. dollars,
        September 22, 1995                                         (115,591)
       9,900,000 Deutschemarks for 6,641,354 U.S. dollars,
        September 28, 1995                                         (110,715)
       19,000,000 Deutschemarks for 12,787,724 U.S. dollars,
        September 28, 1995                                         (170,792)
                                                                  ---------
                                                                   (456,994)
       Unrealized gain on offsetting forward exchange contracts     492,142
                                                                  ---------
       Net unrealized gain on forward exchange contracts          $  35,148
                                                                  =========

Written Options: A written currency option obligates the Fund to deliver (a call), or receive (a put) the contracted amount of currency or securities upon exercise by the holder of the option. The value of the option contract is re-corded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received.

The following table summarizes the Fund's written options transactions for the year ended August 31, 1995:

                                                        OPTIONS TERMINATED
                                                      ----------------------
                                   NUMBER OF PREMIUM              REALIZED
                                   CONTRACTS RECEIVED    COST       LOSS
                                   --------- -------- ---------- -----------
    Contracts outstanding,
     beginning of year                  1    $244,000         --          --
    Contracts exercised                 1     244,000 $1,516,911 $(1,272,911)
                                      ---    -------- ========== ===========
    Contracts outstanding, end of
     year                              --          --
                                      ===    ========

6. TAX LOSS CARRYOVERS

At August 31, 1995 the Fund had tax basis capital losses of $3,500,000 which may be carried over to offset future capital gains. Such losses expire in 2003. In addition as required by the tax rules the Fund has deferred currency losses occurring subsequent to October 31, 1994 of $1,800,000 to the year ending Au-gust 31, 1996.

Templeton Income Fund
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders Templeton Income Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Income Fund, a series of Templeton In-come Trust, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Income Fund as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicat-ed, in conformity with generally accepted accounting principles.


                             [SIGNATURE OF MCGLADREY & PULLEN, LLP APPEARS HERE]

New York, New York
September 29, 1995

                                     Notes
                                     -----

--------------------------------
 TEMPLETON INCOME FUND

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Income Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------

[LOGO OF RECYCLED PAPER APPEARS HERE]

TL406 A95 10/95

TEMPLETON
INCOME
FUND

Annual Report
August 31, 1995


[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]